Exhibit 99

EMERGENT BIOSOLUTIONS COMPLETES ACQUISITION OF CANGENE CORPORATION

ROCKVILLE, MD, February 21, 2014—Emergent BioSolutions Inc. (NYSE: EBS) announced today that it has completed its acquisition of Cangene Corporation for $222 million in cash.  After payment by Cangene of transaction related costs, Emergent expects to receive approximately $40 million of cash from Cangene in connection with closing.  The completion of the acquisition follows the successful conclusion of all closing conditions, including approval by the Ontario Superior Court of Justice and a positive vote by Cangene shareholders at a special shareholder meeting held on February 12, 2014.  The transaction is consistent with Emergent's growth plan in that it diversifies the company's revenue mix, adds commercial product sales and contributes to earnings growth.

"The acquisition of Cangene is expected to accelerate our growth by substantially expanding our biodefense product portfolio, by adding marketed therapeutics that are provided to hospitals and specialty clinics through an established commercial infrastructure, and by providing fill/finish manufacturing capabilities that have growing contract revenues," said Daniel J. Abdun-Nabi, president and chief executive officer of Emergent BioSolutions.  "We look forward to fully integrating Cangene into our operations and to building significant value as a combined company for our customers and shareholders."

About Emergent BioSolutions
Emergent BioSolutions is a specialty pharmaceutical company seeking to protect and enhance life by offering specialized products to healthcare providers and governments to address medical needs and emerging health threats. Additional information about the company may be found at www.emergentbiosolutions.com. Follow us @emergentbiosolu.

Safe Harbor Statement
This press release includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Any statements, other than statements of historical fact, including statements regarding the potential opportunities and financial impact of the transaction, our financial guidance, and any other statements containing the words "believes", "expects", "anticipates", "intends", "plans", "forecasts", "estimates" and similar expressions, are forward-looking statements. These forward-looking statements are based on our current intentions, beliefs and expectations regarding future events. We cannot guarantee that any forward-looking statement will be accurate. Investors should realize that if underlying assumptions prove inaccurate or unknown risks or uncertainties materialize, actual results could differ materially from our expectations. Investors are, therefore, cautioned not to place undue reliance on any forward-looking statement. Any forward-looking statement speaks only as of the date of this press release, and, except as required by law, we do not undertake to update any forward-looking statement to reflect new information, events or circumstances.

There are a number of important factors that could cause the company's actual results to differ materially from those indicated by such forward-looking statements, including our ability to successfully integrate Cangene and realize the potential benefits of the transaction; our ability to successfully integrate the recent acquisition of the HPPD business and realize the benefits of the HPPD transaction; our ability to obtain new BioThrax sales contracts or modifications to existing contracts; our plans to pursue label expansions and improvements for BioThrax; availability of funding for our U.S. government grants and contracts; our ability to identify and acquire or in-license products or late-stage product candidates that satisfy our selection criteria; whether anticipated synergies and benefits from an acquisition or in-license are realized within expected time periods or at all; our ability to enter into selective collaboration arrangements; our ability to expand our manufacturing facilities and capabilities; our ability to meet operating and financial restrictions placed on us and our subsidiaries that are contained in our senior credit facility; the rate and degree of market acceptance and clinical utility of our products; the success of our ongoing and planned development programs; the timing of and our ability to obtain and maintain regulatory approvals for our product candidates; and our commercialization, marketing and manufacturing capabilities and strategy. The foregoing sets forth many, but not all, of the factors that could cause actual results to differ from our expectations in any forward-looking statement. Investors should consider this cautionary statement, as well as the risk factors identified in our periodic reports filed with the SEC, when evaluating our forward-looking statements.

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Investor Contact:
Robert G. Burrows
Vice President, Investor Relations
301-795-1877
BurrowsR@ebsi.com

Media Contact:
Tracey Schmitt
Vice President, Corporate Communications
301-795-1800
SchmittT@ebsi.com